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EXHIBIT 10.41

VENDOR AGREEMENT
WAL-MART STORES, INC.
Corporate office
Bentonville, AR 72716
(501) 273-4000

THIS AGREEMENT IS A LEGALLY BINDING DOCUMENT AND THE PARTIES HERETO AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS HEREIN; HOWEVER, THIS VENDOR AGREEMENT AND OTHER TERMS, CONDITIONS AND STANDARDS INCORPORATED HEREIN DO NOT CREATE AN OBLIGATION FOR PURCHASER TO PURCHASER MERCHANDISE OR OTHER GOODS.

TO BE COMPLETED BY PURCHASER:		Effective Date		VENDOR NO. DEPT. SEQ.
☐ WAL-MART	☐ ROYALTY	☐ EXISTING VENDOR	☐ PURCHASE/MDSE	7 3 8 5 2 6
☒ SAM'S CLUB	☐ OTHER	☐ NEW VENDOR	☐ EXPENSE &	CATEGORY
☐ SUPERCENTER		☐ UPDATE	Type	Department
☐ GROCERY DIVISION		☐ NEW SEQ.		BUYER EXT.

GENERAL VENDOR INFORMATION

Company Classification:                  (Please disregard this section if you are not a minority owned business)
Minority Owned?                       Woman-Owned?
B              Black        P              Asian-Pacific American        I              Asian Indian        N              Eskimo
H              Hispanic    N              American Indian
N              Aleut    N              Native Hawaiian

IF YOUR COMPANY FALLS WITHIN ANY OF THE ABOVE MINORITY CLASSES, AND HAS BEEN CERTIFIED AS MINORITY-OWNED BY A GOVERMNENT AGENCY OR PURCHASING COUNCIL, YOU ARE QUALIFIED FOR THE FIRST STEP IN THE WAL-MART MINORITY OWNED BUSINESS DEVELOPMENT PROGRAM. A COPY OF YOUR CERTIFICATION MUST BE ATTACHED TO QUALIFY.

Enter the Federal Taxpayer Identification Number (TIN) of the Payee Named Below, If a "TIN" has not been issued, enter the Employer's Social Security Number.

7    7    —    0    4    7    8    6    1    1     or                —            —

TYPE OF PAYEE (CHECK ONLY ONE):                Individual/Sole Proprietorship      X   Corporation                   Partnership                    Other
PURCHASER RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM THE PURCHASE ORDER IS ISSUED.

ADDRESS TO MAIL PAYMENT:						ADDRESS TO SEND PURCHASE ORDERS:
Vendor Name	HealtheTech, Inc.					Vendor Name
Address	523 Park Point Drive, 3rd Floor					Attention	Same
City	Golden	State	CO	Zip	80401	Address
Factor Name:						City	State	Zip
Vendor Also Doing Business As: (Attach a list to this Agreement if space below is insufficient						Street Address for use by delivery services other than the U.S. Mail, if not already shown in the Purchase Order address above.
Room
		Vendor #				Expedite Orders: Phone	— —
ADDRESS TO MAIL CLAIM DOCUMENTATION:
Attention	Colleen Schroeder					ADDRESS TO SEND PRICING TICKETS:
Address	see above					Vendor Name
City		State		Zip		Attention
Accounting Phone Number		303-526-5085				Address
Toll Free Number		— —				City	State	Zip
FAX Number		— —

SHIPPING TERMS
FREIGHT TERMS	MINIMUM FOR PREPAID FREIGHT TERMS:
☐ COLLECT—FOB VENDOR ☒ PREPAID—FOB PURCHASER	POUNDS 1 UNITS WHOLE DOLLARS
☐ PREPAID TO CONSOLIDATOR—FOB PURCHASER'S CONSOLIDATOR

CONDITION OF SALE        Attach Details of Available Programs. Programs that are accepted will become an addendum to Agreement.

☐ Guaranteed Sale	☐ Consignment	☐ Preticketing	☐ Prepricing	☐ Stock Balancing	☐ Shelf Labels

STANDARD PURCHASE ORDER ALLOWANCE

		DISC		HOW PAID			WHEN PAID
CODE	ALLOWANCE	%	MEMO	Each Inv. OI	CM	Other CK	EI	M	Q	S	A

SA	New Store/Club Discount
(% Applied to each line item for each new store P.O.)
OL	New Store/Club Discount
(% Represents Contribution of total business to New Store Program)
NW	New Distribution Center

WA	Warehouse Allowance

OD	Warehouse Distribution Allowance
(order type 33 only)
DM	Defective/Returned Mdse. Allowance
(When selected must mark option 8 under warranty policy)
SD	Soft Goods Defective Allow

PA	Promotional Allowance

VD	Volume Discount

FA	Freight Allowance

AA	Advertising Allowance

TR	TV/Radio Media Allowance

DA	Display/Endcap Allowance

EB	Early Buy Allowance

HA	Handling Allowance

PAYMENT TERMS
ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT PURCHASER'S DOCK. ON ALL E.O.M. (END OF THE MONTH) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED OR ELECTRONICALLY TRANSMITTED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS, CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

	1. Cash Discount	NEW STORE/CLUB/WHSE TERMS IF DIFFERENT THAN REGULAR TERMS

Cash Discount Days Available

3 0	2. Net Payment Days Available (must be at least one day more than Cash Discount Days Available).

Yes ___ No ____	3. E.O.M.

Alaska, Hawaii, and Puerto Rico, defective merchandise programs will be negotiated separately.

CONDITION OF MERCHANDISE
Vendor agrees to only ship goods which comply with the "Warranties and Guarantees" section of the "Purchase Order Terms and Conditions" which is attached hereto and incorporated herein.

PRICE GUARANTEE AND NOTICE OF PRICE INCREASES
Prices are guaranteed by Vendor against manufacturer's or Vendor's own price decline and against legitimate competition until date of shipment with Purchaser's owned inventories price protected by credit memo. In the event that prior to the final shipment under any order Vendor sells or offers to others goods substantially of the same kind as ordered at lower prices and or on terms more favorable to a third party than those stated on the purchase order, the prices and or terms shall be deemed automatically revised to equal the lowest prices and most favorable terms at which Vendor shall have sold or shall have offered such goods and payment shall be made accordingly. In the event Purchaser shall become entitled to such lower prices, but shall have made payment at any prices in excess thereof, Vendor shall promptly refund the difference in price to Purchaser. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and the price which is not in violation of said regulations. In the event of a price increase, Vendor shall give Wal-Mart written notice of any such increase at least sixty (60) days prior to the effective date of the increase.

DEBIT BALANCES
If Vendor has a Debit Balance with Purchaser, the amount owed Purchaser will be deducted from the next remittance or a check from Vendor to clear this amount will be paid within 30 days at the option of Purchaser. Purchaser reserves the right to charge the Vendor penalties and interest for any Debit Balances not paid within 30 days.

**IMPORTANT NOTICE** ALL PAYMENTS OF MONIES MUST BE MAILED TO THE ADDRESS INDICATED BELOW:

☐ P.O. BOX 889, LOWELL, AR 72745	☐ P.O. BOX 500646. ST. LOUIS, MO, 63150-0645 (Allowance Checks)
☐ P.O. BOX 18045 B, ST. LOUIS, MO 63160	☐ P.O. BOX 500787, ST. LOUIS, MO 63150-0787 (SAM'S)

WARRANTY POLICY

VENDOR MUST CHECK OPTIONS BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED

Vendor will be charged current costs plus a 10% handling charge for all returned merchandise except where a Defective/Returned Merchandise Allowance is given by the vendor. Returned merchandise will be shipped with return freight charges billed back to the vendor. Returns are F.O.B. Purchaser.

☐ VENDOR OPTION #1: VENDOR WANTS RETURNED MERCHANDISE SENT TO THEM:

☐	Returned merchandise will be sent to the vendor direct from each store.
Permanent return authorization # , if required for shipment. If automatic return is not possible, an 800 number should be provided or the vendor must accept purchaser's collect calls to secure return authorization over the phone.

Phone - - Contact
☐	Returned merchandise will be sent from store locations to the return center and sent to the vendor.
Permanent return authorization # , if required for shipment. The practice of requesting a separate return authorization number for each return claim (shipment) will be discontinued.

ADDRESS TO SHIP RETURNS TO:	COMMENTS:

☐ VENDOR OPTION #2 VENDOR DOES NOT WANT RETURNED MERCHANDISE SENT TO THEM
☐	Returned merchandise will be sent from store locations to the Return Center for disposal.	COMMENTS:
☐	Return Center may dispose of returned merchandise through salvage outlets.

☐	Return Center must destroy returned merchandise.

☐	Returned merchandise must be disposed of by the individual store.

☐ VENDOR OPTION #3 DEFECTIVE/RETURNED MERCHANDSE ALLOWANCE:
Vendor will allow the Defective/Returned Merchandise Allowance shown on the reverse side of this agreement. The percentage must be adequate to cover all defective/returned merchandise or additional claims will be filed by the Return Center at our fiscal year end.
☐	Return Center may dispose of returned merchandise through salvage outlets.
☐	Return Center must destroy returned merchandise.
☐
Returned merchandise will be sent from store locations to the Return Center and sent to the vendor. If vendor requests the returned merchandise be sent to them, they will be charged a 10% handling charge and the merchandise will be shipped with return freight charges billed back to the vendor.

ADDRESS TO SHIP RETURNS TO:	COMMENTS:

SHIPPER LOAD AND COUNT RESPONSIBILITES
The Vendor who is shipping collect to Wal-Mart/Sam's a full truckload, will be responsible for monitoring their shipping process including closing the trailer and sealing it with a vendor provided seal. This seal number MUST be referenced and identified as the seal number on all copies of the Bill of Lading, if the Vendor fails to seal the trailer the driver will seal the trailer on the vendor's behalf. The driver will the document that seal number on the Bill of Lading before providing the Vendor with his/her copy. If the load is properly sealed and a shortage does occur, Vendor shall be liable for said shortage.

VENDOR FINANCIAL INFORMATION
Vendor shall furnish to Purchaser, when submitting this completed agreement, a complete set of current financial statements. If such statements are not available, a current Dun & Bradstreet financial report shall be provided by vendor. Publicly-held companies shall provide to Purchaser its most recent Annual Report to Shareholders and Management Proxy Information. In the event that Purchaser's purchases from Vendor constitutes twenty percent (20%) or more of Vendor's gross annual sales, Vendor agrees to notify Purchaser of this fact, in writing, within thirty (30) days of said event.

NOTICE REGARDING ASSIGNMENT OF ACCOUNTS
        The Vendor shall provide Purchaser written notice of an assignment, factoring, or other transfer of its right to receive payments arising under this agreement 30 days prior to such assignment, factoring, or other transfer taking legal affect. Such written notice shall include the name and address of assignee/transferee, date assignment is to begin, and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the Vendor Master Clerk. Vendor shall be allowed to have only one assignment, factoring or transfer legally effective at any one point in time. No multiple assignments, factorings or transfers by the Vendor shall be permitted.

        Purchaser shall have the right to take deduction or other set-offs against any payment assigned, or factored by the Vendor and Vendor shall indemnify Purchaser against and hold Purchase harmless from any and all lawsuits, claims, actions, damages (including reasonable attorney fees, court costs, obligations, liabilities or liens) arising or imposed in connection with the such deductions or set-offs or with the assignment or transfer or factoring of any account or right arising thereunder, Vendor also releases and waives any right, claim or action against Purchaser for amounts due and owing under this Agreement where Vendor has not complied with the notice requirements of this provision. Such notices shall be mailed directly to:

                        INVOICE CONTROL DEPT.
                        ATTN: VENDOR MASTER CLERK
                        BENTONVILLE, AR 72716-8009

VENDOR ELECTRONIC DATA INTERCHANGE RESPONSIBILITES
Vendor agrees to receive orders and send Wal-Mart Invoices VIA EDI (electronic transmission) unless specifically waived by Purchaser.

1.
Vendor will establish a user I.D. to identify its company. The presence of this user I.D. in the EDI interchange will be sufficient to verify the source of the data and the authenticity of the document.
2.
Documents containing the user I.D. will constitute a signed writing and neither party shall contest the validity or enforceability of the document on this basis.
3.
EDI documents or printout thereof shall constitute an original when maintained in the normal course of business.

If purchaser agrees to waive the EDI requirements of vendor, Purchase orders will be sent via overnight mail at vendors Expense.                                    G.M.M. WAIVER

COMPLIANCE WITH STANDARDS FOR VENDORS
Vendor agrees to comply with the obligations expressed in the "WAL-MART STORES, INC. STANDARDS FOR VENDORS: which is Incorporated herein as part of this Vendor Agreement. Wal-Mart reserves the right to cancel any outstanding order, refuse any shipments and otherwise cease to do business with Vendor in the event Vendor fails to comply with all terms of said Standards or if Wal-Mart has reason to believe Vendor has failed to comply with said Standards.

Indemnification:    Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, including reasonable attorney fees and costs, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark, tradedress or copyright by any merchandise sold to the Purchase hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use of sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out or Vendor's Installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to the pallets or other transport or display provided by or at the direction of Vendor.

ALL PURCHASES MADE BY PURCHASER SHALL BE CONTROLLED BY THE PURCHASER'S PURCHASE ORDER "TERMS AND CONDITIONS", WHICH IS ATTACED AS A PART OF THIS AGREEMENT, AND INCLUDED WITH EACH MANUALLY TRANSMITTED ORDER. THIS AGREEMENT AND ALL DISPUTES ARISING HEREUNDER SHALL BE GOVERENED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS. THE PARTIES AGREE THAT THE EXCLUSIVE JURISDICTION OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY DISPUTE RELATING TO THE SERVICES OR GOD PROVIDED HEREUNDER SHALL BE IN THE STATE AND FEDERAL COURT OF THE COUNTIES OF BENTON OR WASHINGTON, STATE OF ARKANSAS. ANY LEGAL ACTION BROUGHT BY VENDOR AGAINST PURCHASER WITH RESPECT TO THIS AGREEMENT SHALL BE FILLED IN ONE OF THE ABOVE REFERENCED JURISDICTIONS WITHIN TWO (2) YEARS AFTER THE CAUSE ACTION ARISES. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS CLAUSE AND AGREE WILLING TO ITS TERMS. LIMITATION OF DAMAGES: IN NO EVENT SHALL WAL-MART BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO DAMAGES ARISING OUT OF WAL-MART'S CANCELLATION OF ORDERS OR THE TERMINATION OF BUSINESS RELATIONS WITH VENDOR), EVEN IF WAL-MART HAS BEEN ADVISED BY VENDOR OF THE POSSIBLITY OF SUCH DAMAGES.

INSURANCE REQUIREMENTS

A copy of your current Certificate of Insurance with the following requirements must be attached to this Vendor Agreement. Certificate Holder should read:

  WAL-MART STORES, INC. ITS SUBSIDIARIES & ITS AFFILATES
  702 SW 8th Street
  Bentonville, AR 72716-9078
  Attn: Risk Management

1.
COMMERCIAL GENERAL LIABILITY Including Contractual: Products and Completed Operations with certificate holder names as Additional Insured as evidenced by attached endorsement. Limits:    $2,000,000 *Per Occurrence

*$5,000,000. If determined by Wal-Mart as a high risk vendor.

2.
WORKERS' COMPENSATION required provided vendor will be entering Wal-Mart premises:

    Workers' Compensation                  STATUTORY
    EMPLOYERS' LIABILITY                  $1,000,000
    Waiver of Subrogation where permitted by law.

3.
Notice of Cancellation must be for 30 days.
4.
Existing Vendors, your Vendor number needs to be stated on certificate of insurance. Vendor number for new vendors will be assigned upon receipt of vendor agreement.
5.
Renewals of certificates of Insurance must be submitted prior to expiration of Insurance with vendor number stated.
6.
Please direct any question regarding your insurance to Risk Management at (501) 273-6516.
7.
If certificate of insurance does not comply with requests, vendor agreement will be returned until compliances are met.
8.
CONTACT FOR PRODUCT LIABILITY CLAIMS:
NAME:

ADDRESS:

CITY:	STATE	ZIP

ATTN:	PHONE

FAX

INSURING COMPANY

PHONE:

WARRANTY POLICY—FOR GROCERY ONLY

VENDOR MUST CHECK ONE OF THE BOXES BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED

Vendor will be charged current costs plus a 18% handling charge for all defectives. All seasonal non-perishable merchandise may be returned to vendor with or without cause.

Defective merchandise will be shipped "Prepaid" with return freight charges billed to the vendor. Returns are F.O. B. purchaser. Vendor will allow automatic Return Authorization for defectives.
YES                                     NO

Permanent RA                   . If automatic return is not possible, the Purchase must be able to secure return authorization over the phone. An RA number should be provided in the space below or the vendor must accept purchasers collect calls.

  Defectives will be returned to the vendor direct from each individual location.               —              —               .
  Defectives will be disposed of by the individual location.
  Vendor will allow the spoil invoice allowance, which will be deducted from each invoice before payment is made. The percentage of each invoice must be adequate to cover all defectives or additional claims will be filed by the Return Center. Defectives will be disposed of by the Return Center.
  Return Center may dispose of through salvage outlets. YES                NO
  Defectives will be returned from locations to the Return Center and returned to the vendor.

ADDRESS FOR STORES TO SHIP RETURNS TO:		ADDRESS FOR RETURN CENTER TO SHIP RETURNS TO:

Attn:	Phone	Attn:	Phone

FOR GROCERY ONLY                STANDARD PURCHASE ORDER ALLOWANCE

			CONTROL TYPE		INVOICE
% AMOUNT
CODE	ALLOWANCE		OI	BB	EI	Q
PUA	Backhaul Or Pick Up Allowance (This will be applied when the whse backhauls a PPD Item)
SWA	Swell Allowance
VAA	Other Vendor Allowance (To be deducted or billed back on every P. O. or Invoice)

OI—Off Invoice            BB—Bill Back            EI—Each Invoice            Q—Quarterly

PURCHASE COST AND CONDITIONS

Invoice and ship in accordance to the conditions, costs, and allowances reflected on each purchase order unless otherwise communicated and approved by the purchaser confirming differences in writing. If Cost/UPC/Terms are not correct on P.O., vendor must give 24 hour notice.

Signatures Required for all Divisions

By the execution of this Vendor Merchandise Agreement, Vendor agrees to the representations stated above, and on the following pages. Vendor further agrees that Purchaser may rely on these representations in placing any purchase orders pursuant to information contained in the Agreement. Any changes to this Agreement must be in writing and executed by both parties.

        By the execution of this Agreement, the parties hereto agree that this Agreement, the Purchase Order Terms and Conditions and the Standards for Vendors, which are incorporated herein, constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement; and all prior agreements, negotiations, dealings and understandings, whether written or oral, regarding the subject matter hereof, are superseded by and merged into this Agreement. Any changes in this Agreement shall be in writing and executed by both parties. Furthermore, in the event of a conflict of terms between the Vendor Agreement and a Purchase Order, the Vendor Agreement shall be the controlling document.

SELLER:
By:	/s/ James Mault	DATE	04/25/02

Title:	CEO

PURCHASER
By:	/s/ David Badeen	DATE	6-4-02

By:	/s/ Michael Moore, V.P.	DATE	6-24-02

Salesman:

Address:

Phone Number:

Sales Mgr. or V.P. Sales

Address:

Phone Number:

Pres. Name:

Address:

CONFIDENTIAL TREATMENT REQUESTED
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4),
200.83 and 240.24b-2

AMENDMENT TO SUPPLIER AGREEMENT BETWEEN SAM'S WEST, INC.
AND HEALTHeTECH, INC.

        This Amendment to the Vendor Agreement between SAM'S West, Inc., a subsidiary of Wal-Mart Stores, Inc. and HealtheTech, Inc. (the "Amendment") dated 6 August, 2002, is to the Vendor Agreement dated June 24 2002, Purchase Order Terms and Conditions, and Standards for "Supplier" (hereinafter collectively the "Agreement") between HealtheTech, a Delaware corporation with its offices at 523 Park Point Drive, 3rd Floor, Golden CO 80401 (hereinafter "Supplier" or "HealtheTech") and SAM'S West, Inc., an Arkansas corporation, with corporate offices at 608 Southwest 8th St., Bentonville, AR 72712 (hereinafter "Sam's Club").

        This Amendment shall set forth the additional terms and conditions specific to the purchase of HealtheTech's BalanceLog and related products and services ("Product") and shall be fully incorporated into the Agreement and any conflict between the Agreement and this Amendment shall be resolved in favor of this Amendment. Subsequent modifications, amendments, or addenda shall not change or affect this Amendment in any way unless this Amendment is specifically referenced therein and executed by Supplier and Sam's Club.

        Pursuant to the foregoing, Sam's Club and Supplier specifically agree to the following additional terms and conditions under which Product may be purchased by Sam's Club from Supplier.

  1.
  Sam's Club will also evaluate HealtheTech's Brand Category for health monitoring devices and related software and services, including products targeted at nutrition and weight management, fitness and exercise, hypertension, asthma, diabetes, pregnancy, heart disease and other conditions. HealtheTech intends to develop for Sam's Club to evaluate for purchase from HealtheTech, subject to mutually agreed pricing and terms, additional health monitoring devices, software and services, including products such as a smart activity monitor, aerobic capacity monitor (e.g., FitGem), peak flow meter (e.g., LungGem) and blood glucose meter PDA (GlucoPDA). Sam's Club shall have the right to be first-to-market among competing retail clubs with respect to such future products and shall have such right for a period of twelve (12) months.

  2.
  Sam's Club will use its commercially reasonable efforts to promote and sell in its pharmacy locations a bundled product (the "BalanceLog Kit") including (i) a CD containing BalanceLog (Palm OS and Windows), (ii) a card ("Prepaid Measurement Card") entitling the holder to one prepaid RMR measurement at any participating HealthSouth facility, and (iii) a one month prepaid subscription to BalanceLog Web. The BalanceLog Kit will be designed for point of sale activation on Sam's Club's point of sale activation system ("POSA System") at the time of purchase by a Sam's Club Member.

  3.
  The total price from HealtheTech to Sam's Club of the BalanceLog Kit will be $[***], provided that HealtheTech will invoice only $[***] per BalanceLog Kit upon shipment of the kits to Sam's Club. HealtheTech will ship all BalanceLog Kits F.O.B. point of destination and will invoice Sam's Club no earlier than the date of shipment. Sam's Club will submit an initial purchase order for BalanceLog Kits on the date of this letter agreement specifying a shipping date not later than [***].

  4.
  HealtheTech grants to Sam's Club a license to retail BalanceLog Kits in Sam's Club locations and through its online retail outlets (e.g., www.samsclub.com). Sam's Club is responsible for the collection and payment, as applicable, of all foreign, federal, state and local sales taxes that may be imposed on the sale of the BalanceLog Kits and related services.

  5.
  HealtheTech (and HealthSouth pursuant to the terms of its partnership with HealtheTech) will provide external promotion and marketing of the BalanceLog Kit. Sam's Club will promote the BalanceLog Kit through the provision of end-cap pallets, displays or other merchandising (which may include looped video infomercials), direct promotion to selected Sam's Club Members (including direct mailings, internet e-mailings and in-store promotional events) and incorporation of educational and promotional programming on the Sam's Club television network, provided that all such promotions shall be in accordance with HealtheTech's Branding Guidelines provided to Sam's Club from time to time and deemed by Sam's Club to be within its corporate marketing and advertising philosophy.

  6.
  In performing their respective duties under this letter agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party's behalf without the other party's prior written consent.

  7.
  No modification to this letter agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

  8.
  Any required or permitted notices hereunder must be given in writing at the address of each party set forth on the first page of this letter agreement, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, or certified mail, return receipt requested, postage prepaid; or nationally-recognized private express courier. Notices will be deemed given on the date received.

  9.
  This letter agreement may be executed in separate counterparts including facsimile copies, each of which shall be deemed an original, and all of which shall be deemed one and the same instrument and legally binding upon the parties.

  10.
  The parties each agree that they will separately be responsible for securing and maintaining all required licenses, permits, government agency approvals and certificates applicable to their respective activities and obligations, and each shall comply with any and all federal, state and local laws, regulations, and ordinances as it relates to the terms of this Agreement. Each party shall reasonably cooperate with a request by the other for information needed to assist the other in it compliance obligations.

  11.
  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

  12.
  NO BUSINESS GUARANTEE; NO RELIANCE ON ORAL REPRESENTATIONS OR PROMISES: Supplier specifically acknowledges that no person has authority to make any representations or promises of business with Supplier on behalf of Sam's Club, and, that no person has authority to make any representations or promises about Sam's Club's intentions or expectations of renewing or extending this Agreement or doing any future business with Supplier, except as may be contained in writing and signed by an officer of Sam's Club. Any expenditures or investments or commitments made by Supplier in reliance on future business from Sam's Club pursuant to this Agreement or otherwise are done at Supplier's own risk and without any obligation whatsoever on the part of Sam's Club, unless in writing and signed by an officer of Sam's Club

        Except as modified by this Amendment or by any other written agreement between the parties executed after the date of this Amendment, the sale and purchase of the Product by the parties will be controlled by the terms of the Agreement. This Amendment and the Agreement constitute the entire agreement between the parties with respect to its subject matter and no modification, change or alteration shall be effective unless in writing and executed by both parties.

SAM's West, Inc., a subsidiary of Wal-Mart Stores, Inc.	HealtheTech
/s/ David Badeen (Buyer)	/s/ James R. Mault (Authorized Signature)
/s/ Michael Moore, V.P. (D.M.M.)	James. R. Mault, M.D., CEO (Print Name and Title)
August 6, 2002 (Date)	6 August 2002 (Date)

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  EXHIBIT 10.41